EXHIBIT 10.2








                                                     As of June 30, 2000


Senior Housing Properties Trust
SPTMNR Properties Trust
Five Star Quality Care, Inc.
Shopco - AZ, LLC
Shopco - LA, LLC
Shopco - Colorado, LLC
Shopco - WI, LLC
c/o Senior Housing Properties Trust
400 Centre Street
Newton, MA  02458
Attention:  Treasurer

         Re: Settlement Agreement dated March 20, 2000 (the "Settlement Agreement"), among Senior Housing Properties Trust, SPTMNR Properties Trust, Five Star Quality Care, Inc., SHOPCO-AZ, LLC, SHOPCO-CA, LLC, SHOPCO-COLORADO, LLC, SHOPCO-WI, LLC (collectively, the "SNH Entities"), Mariner Post Acute
                  Network, Inc., Grancare, Inc., AMS Properties, Inc. and GC Health Care Centers Inc. (collectively the "Mariner Entities")

Dear Ladies and Gentlemen:

         Reference is made to that certain Settlement Agreement referred to above, pursuant to which the SNH Entities and the Mariner Entities have agreed to the settlement of certain claims. Capitalized terms used herein without definition still have the meanings ascribed thereto in the Settlement Agreement.

         The parties hereto hereby agree as follows:

         1. The term Retained Facilities in the first sentence of Sections 3.2 and 3.3 of the Settlement Agreement shall include the Subleased Facilities, but only to the extent that any such tangible or intangible personal property located at or used in connection with the Subleased Facilities is owned by AMS Properties of GCIHCC.
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May 24, 2000
Page 2


         2. The term Retained Facilities used in Section 9.4 of the Settlement Agreement shall include the Subleased Facilities.

         3. The term Retained Facility in the first sentence of Section 9.5 of the Settlement Agreement shall include the Subleased Facilities.

         4. The terms Retained Facility and Retained Facilities in Section 9.9 of the Settlement Agreement shall include the Subleased Facilities (except to the extent otherwise provided therein).

         5. The terms Retained Facility and Retained  Facilities in Section 9.14
(iii) and (v) of the Settlement Agreement shall include the Subleased Facilities (except that the Mariner Entities make no representation or warranty in Section
9.14 (iii) with respect to options or rights of first refusal, if any, that may be expressly provided for in the Fresno Sublease).

         6. The term Retained Facilities in Section 9.17 of the Settlement Agreement shall include the Subleased Facilities, but only to the extent that any of the Mariner Entities have knowledge with respect thereto.

         Notwithstanding the foregoing, subject to, and upon the terms and conditions set forth in Section 9.1 of the Settlement Agreement, each of the Mariner Entities, jointly and severally, represent and warrant that the Mariner Entities have not received from any Subtenant any amounts payable under its Sublease with respect to prepaid expenses, real estate charges, municipal charges, or other related items of expense attributable to any Subleased Facility allocable to the period prior to the Effective Time that the Mariner Entities have failed to apply to the payment thereof. From and after the Effective Date, the Mariner Entities shall remit to the SNH Entities any amount collected by the Mariner Entities from any Subtenant for obligations arising after the Effective Date.

         7. The terms Retained Facilities and Retained Facility in Section 9.18, 10.4, 10.5, 11.2 and 12.5 of the Settlement Agreement shall include the Subleased Facilities.

         8. The parties hereby acknowledge the receipt by AMS Properties, Inc. of the June 14, 2000 letter from Covenant Care, the subtenant under the Fresno Sublease, purporting to renew the
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May 24, 2000
Page 3


Fresno  Sublease.  The  receipt of this  letter  shall not be deemed a breach of
Section 9.19 of the Settlement Agreement.

         9. The parties hereto covenant and agree that each of them shall execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered), from time to time at the request of the other party and without further consideration, all such further instruments of conveyance, transfer, assignment and further assurance, and perform or cause to be performed all such other acts as may be reasonably required in order to confirm and effectuate the transactions contemplated by the Settlement Agreement.

                                   Sincerely,



                                   SENIOR HOUSING PROPERTIES TRUST,
                                   a Maryland real estate investment trust


                                   By: /s/ Ajay Saini
                                       Its:



                                   SPTMNR PROPERTIES TRUST,
                                   a Maryland real estate investment trust


                                   By: /s/ Ajay Saini
                                       Its:



                                   FIVE STAR QUALITY CARE, INC.,
                                   a Delaware corporation


                                   By: /s/ Evrett Benton
                                       Its:



                                   SHOPCO-AZ, LLC,
                                   a Delaware limited liability company

                                       By:  Its Sole Member
                                            SHOPCO Holdings, Inc.


                                            By: /s/ Ajay Saini
                                                Ajay Saini, Treasurer
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May 24, 2000
Page 4



                                   SHOPCO-CA, LLC,
                                   a Delaware limited liability company

                                       By:  Its Sole Member
                                            SHOPCO Holdings, Inc.


                                            By: /s/ Ajay Saini
                                                Ajay Saini, Treasurer



                                   SHOPCO-COLORADO, LLC,
                                   a Delaware limited liability company

                                       By:  Its Sole Member
                                            SHOPCO Holdings, Inc.


                                            By: /s/ Ajay Saini
                                                Ajay Saini, Treasurer



                                   SHOPCO-WI, LLC,
                                   a Delaware limited liability company

                                       By:  Its Sole Member
                                            SHOPCO Holdings, Inc.


                                            By: /s/ Ajay Saini
                                                Ajay Saini, Treasurer

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May 24, 2000
Page 5



                                   MARINER POST-ACUTE NETWORK, INC.
                                   (f/k/a Paragon Health Network,
                                   Inc.), a Delaware corporation



                                   By:   /s/ Todd Andrews
                                         Name:
                                         Its:



                                   GRANCARE, INC.
                                   (f/k/a New GranCare, Inc.),
                                   a Delaware corporation


                                   By:  /s/ Todd Andrews
                                        Name:
                                        Its:



                                   AMS PROPERTIES, INC.,
                                   a Delaware corporation


                                   By:  /s/ Todd Andrews
                                        Name:
                                        Its:



                                   GCI HEALTH CARE CENTERS, INC,
                                   a Delaware corporation


                                   By:   /s/ Todd Andrews
                                         Name: